Exhibit 12

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 14, 2019

Board of Trustees MainStay Retirement 2010 Fund MainStay Conservative Allocation Fund MainStay Funds Trust 51 Madison Avenue New York, NY 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Retirement 2010 Fund (the “Acquired Fund”), a separate series of MainStay Funds Trust, a Delaware statutory trust (the “Trust”), and to MainStay Conservative Allocation Fund (the “Acquiring Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of substantially all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 14, 2019, executed by the Trust on behalf of Acquired Fund and by the Trust on behalf of Acquiring Fund, of the Acquired Fund’s assets (the “Assets”) to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s stated liabilities as defined in paragraph 1.3 of the Plan (the “Stated Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

MainStay Retirement 2010 Fund MainStay Conservative Allocation Fund June 14, 2019 Page 2

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets of Acquired Fund solely in exchange for the assumption of the Stated Liabilities of Acquired Fund and issuance of the Acquiring Fund Shares;

3.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of the Assets of Acquired Fund to Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for the Acquiring Fund Shares;

Dechert LLP

MainStay Retirement 2010 Fund MainStay Conservative Allocation Fund June 14, 2019 Page 3

5.	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholders immediately prior to the Reorganization;

6.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by Acquired Fund Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholders, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

7.	Under Section 362(b) of the Code, the tax basis of the Assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;

8.	Under Section 1223(2) of the Code, the holding period of the Assets of Acquired Fund in the hands of Acquired Fund will include the period during which those Assets were held by the Trust on behalf of Acquired Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

9.	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Dechert LLP

MainStay Retirement 2010 Fund MainStay Conservative Allocation Fund June 14, 2019 Page 4

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 14, 2019

Board of Trustees MainStay Retirement 2020 Fund MainStay Conservative Allocation Fund MainStay Funds Trust 51 Madison Avenue New York, NY 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Retirement 2020 Fund (the “Acquired Fund”), a separate series of MainStay Funds Trust, a Delaware statutory trust (the “Trust”), and to MainStay Conservative Allocation Fund (the “Acquiring Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of substantially all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 14, 2019, executed by the Trust on behalf of Acquired Fund and by the Trust on behalf of Acquiring Fund, of the Acquired Fund’s assets (the “Assets”) to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s stated liabilities as defined in paragraph 1.3 of the Plan (the “Stated Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

MainStay Retirement 2020 Fund MainStay Conservative Allocation Fund June 14, 2019 Page 2

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets of Acquired Fund solely in exchange for the assumption of the Stated Liabilities of Acquired Fund and issuance of the Acquiring Fund Shares;

3.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of the Assets of Acquired Fund to Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for the Acquiring Fund Shares;

Dechert LLP

MainStay Retirement 2020 Fund MainStay Conservative Allocation Fund June 14, 2019 Page 3

5.	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholders immediately prior to the Reorganization;

6.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by Acquired Fund Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholders, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

7.	Under Section 362(b) of the Code, the tax basis of the Assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;

8.	Under Section 1223(2) of the Code, the holding period of the Assets of Acquired Fund in the hands of Acquired Fund will include the period during which those Assets were held by the Trust on behalf of Acquired Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

9.	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Dechert LLP

MainStay Retirement 2020 Fund MainStay Conservative Allocation Fund June 14, 2019 Page 4

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 14, 2019

Board of Trustees
MainStay Retirement 2030 Fund
MainStay Moderate Allocation Fund
MainStay Funds Trust
51 Madison Avenue
New York, NY 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Retirement 2030 Fund (the “Acquired Fund”), a separate series of MainStay Funds Trust, a Delaware statutory trust (the “Trust”), and to MainStay Moderate Allocation Fund (the “Acquiring Fund”), a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of substantially all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 14, 2019, executed by the Trust on behalf of Acquired Fund and by the Trust on behalf of Acquiring Fund, of the Acquired Fund’s assets (the “Assets”) to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s stated liabilities as defined in paragraph 1.3 of the Plan (the “Stated Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

MainStay Retirement 2030 Fund MainStay Moderate Allocation Fund June 14, 2019 Page 2

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets of Acquired Fund solely in exchange for the assumption of the Stated Liabilities of Acquired Fund and issuance of the Acquiring Fund Shares;

3.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of the Assets of Acquired Fund to Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for the Acquiring Fund Shares;

Dechert LLP

MainStay Retirement 2030 Fund MainStay Moderate Allocation Fund June 14, 2019 Page 3

5.	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholders immediately prior to the Reorganization;

6.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by Acquired Fund Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholders, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

7.	Under Section 362(b) of the Code, the tax basis of the Assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;

8.	Under Section 1223(2) of the Code, the holding period of the Assets of Acquired Fund in the hands of Acquired Fund will include the period during which those Assets were held by the Trust on behalf of Acquired Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

9.	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Dechert LLP

MainStay Retirement 2030 Fund MainStay Moderate Allocation Fund June 14, 2019 Page 4

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 14, 2019

Board of Trustees
MainStay Retirement 2040 Fund
MainStay Moderate Growth Allocation Fund
MainStay Funds Trust
51 Madison Avenue
New York, NY 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Retirement 2040 Fund (the “Acquired Fund”), a separate series of MainStay Funds Trust, a Delaware statutory trust (the “Trust”), and to MainStay Moderate Growth Allocation Fund (the “Acquiring Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Funds (the “Acquired Fund Shareholders”), in connection with the transfer of substantially all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 14, 2019, executed by the Trust on behalf of Acquired Fund and by the Trust on behalf of Acquiring Fund, of the Acquired Fund’s assets (the “Assets”) to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s stated liabilities as defined in paragraph 1.3 of the Plan (the “Stated Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

MainStay Retirement 2040 Fund MainStay Moderate Growth Allocation Fund June 14, 2019 Page 2

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets of Acquired Fund solely in exchange for the assumption of the Stated Liabilities of Acquired Fund and issuance of the Acquiring Fund Shares;

3.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Acquired Funds upon the transfer of the Assets of Acquired Fund to Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for the Acquiring Fund Shares;

Dechert LLP

MainStay Retirement 2040 Fund MainStay Moderate Growth Allocation Fund June 14, 2019 Page 3

5.	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholders immediately prior to the Reorganization;

6.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by Acquired Fund Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholders, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

7.	Under Section 362(b) of the Code, the tax basis of the Assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;

8.	Under Section 1223(2) of the Code, the holding period of the Assets of Acquired Fund in the hands of Acquired Fund will include the period during which those Assets were held by the Trust on behalf of Acquired Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

9.	Acquiring Fund will succeed to and take into account the items of Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Dechert LLP

MainStay Retirement 2040 Fund MainStay Moderate Growth Allocation Fund June 14, 2019 Page 4

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 14, 2019

Board of Trustees
MainStay Retirement 2050 Fund
MainStay Moderate Growth Allocation Fund
MainStay Funds Trust
51 Madison Avenue
New York, NY 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Retirement 2050 Fund (the “Acquired Fund”), a separate series of MainStay Funds Trust, a Delaware statutory trust (the “Trust”), and to MainStay Moderate Growth Allocation Fund (the “Acquiring Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Funds (the “Acquired Fund Shareholders”), in connection with the transfer of substantially all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 14, 2019, executed by the Trust on behalf of Acquired Fund and by the Trust on behalf of Acquiring Fund, of the Acquired Fund’s assets (the “Assets”) to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s stated liabilities as defined in paragraph 1.3 of the Plan (the “Stated Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

MainStay Retirement 2050 Fund MainStay Moderate Growth Allocation Fund June 14, 2019 Page 2

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets of Acquired Fund solely in exchange for the assumption of the Stated Liabilities of Acquired Fund and issuance of the Acquiring Fund Shares;

3.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Acquired Funds upon the transfer of the Assets of Acquired Fund to Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for the Acquiring Fund Shares;

Dechert LLP

MainStay Retirement 2050 Fund MainStay Moderate Growth Allocation Fund June 14, 2019 Page 3

5.	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholders immediately prior to the Reorganization;

6.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by Acquired Fund Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholders, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

7.	Under Section 362(b) of the Code, the tax basis of the Assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;

8.	Under Section 1223(2) of the Code, the holding period of the Assets of Acquired Fund in the hands of Acquired Fund will include the period during which those Assets were held by the Trust on behalf of Acquired Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

9.	Acquiring Fund will succeed to and take into account the items of Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Dechert LLP

MainStay Retirement 2050 Fund MainStay Moderate Growth Allocation Fund June 14, 2019 Page 4

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 14, 2019

Board of Trustees MainStay Retirement 2060 Fund MainStay Growth Allocation Fund MainStay Funds Trust 51 Madison Avenue New York, NY 10010

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to MainStay Retirement 2060 Fund (the “Acquired Fund”), a separate series of MainStay Funds Trust, a Delaware statutory trust (the “Trust”), and to MainStay Growth Allocation Fund (the “Acquiring Fund”), a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of substantially all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 14, 2019, executed by the Trust on behalf of Acquired Fund and by the Trust on behalf of Acquiring Fund, of the Acquired Fund’s assets (the “Assets”) to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s stated liabilities as defined in paragraph 1.3 of the Plan (the “Stated Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

MainStay Retirement 2060 Fund
MainStay Growth Allocation Fund
June 14, 2019
Page 2

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of the Assets of Acquired Fund solely in exchange for the assumption of the Stated Liabilities of Acquired Fund and issuance of the Acquiring Fund Shares;

3.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of the Assets of Acquired Fund to Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for the Acquiring Fund Shares;

Dechert LLP

MainStay Retirement 2060 Fund
MainStay Growth Allocation Fund
June 14, 2019
Page 3

5.	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholders immediately prior to the Reorganization;

6.	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by Acquired Fund Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholders, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

7.	Under Section 362(b) of the Code, the tax basis of the Assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;

8.	Under Section 1223(2) of the Code, the holding period of the Assets of Acquired Fund in the hands of Acquired Fund will include the period during which those Assets were held by the Trust on behalf of Acquired Fund (except to the extent that the investment activities of Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to Acquiring Fund); and

9.	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Dechert LLP

MainStay Retirement 2060 Fund
MainStay Growth Allocation Fund
June 14, 2019
Page 4

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP